资产管理协议

Asset Management Agreement (English Translation)

委托方; 衡阳市雁峰区岳屏敬老院(夕阳红公寓) (甲方)

Consignor: Golden Sunset Community, Yanfeng District, Hengyang, Hunan (Party A)

地址; 衡阳市雁峰区岳屏乡文昌村王家组

Address: Wangjia Group, Wenchang Village, Yuepin Township, Yanfeng District, Hengyang, Hunan.

法定代表人; 李新辉

Legal representative: Xinhui Li

受托方; 湖南孝德天下养老产业管理有限公司(乙方)

Consignee: Hunan Xiao De Tian Xia Senior Care Industry Management Co. Ltd

地址; 衡阳市雁峰区岳屏乡文昌村王家组

Address: Wangjia Group, Wenchang Village, Yuepin Township, Yanfeng District, Hengyang, Hunan.

法定代表人; 唐新幼

Legal representative: Xinyou Tang

衡阳市雁峰区岳屏敬老院(夕阳红公寓) 系由自然人投资建设的非营业利性养老院, 按国家相关政策享受各项税收政策性减免, 如今省市重点项目”衡山科学城”入住附近, 前期科学城内各公司配套服务尚未完善, 夕阳红公寓为支持政府工作, 特将公寓内部分房间(按需提供) 委托湖南孝德天下养老产业管理有限公司进行经营管理, 并在协商一致基础上, 达成如下协议;

Golden Sunset Community is a natural person invested, nonprofit nursing home. It is eligible for tax breaks and other preferential policy treatment. It is located nearby “Hengshan Science City”. In order to support the local government, Party A decided to authorize Party B to operate and manage some rooms of Golden Sunset Community. The parties hereto reached the following agreement through negotiation:

一、	乙方可以自己公司名义与科学城内各公司签订租赁合同, 租金价格由双方协商确定, 由乙方自行收取, 无需补偿给甲方, 由此产生的各项税费由乙方负责。

1.	Party B may enter into a lease contract in the name of its own with companies located within the boundary of the Science City. The rent shall be determined by both parties to the lease through negotiation and shall be collected by Party B without compensation to Party A. Party B shall be responsible for any related taxes and fees.

二、	租赁期间租赁的维护与管理由乙方负责, 所产生的水电费等由乙方或者实际租赁方承担。

2.	Party B shall be responsible for the maintenance and management of the premises during the lease term, and Party B or the lessee shall be responsible for the charges of water, electricity and other expenses incurred.

三、	乙方与其他公司所签订的所有租赁合同均需向甲方备案。

3.	All lease contracts signed by Party B and other companies shall be filed with Party A.

四、	委托期限; 自2017年5月1日至2022年4月30日。期满可续签。

4.	Term: from May 1, 2017 to April 30, 2022. The term may be extended upon expiration.

五、	其他未尽事宜双方协商确定。

5.	Parties hereto may revise or supplement through negotiation matters not mentioned herein.

Party A:	/s/ Xinhui Li (Contract Stamp of Party A)

Party B:	/s/ Xinyou Tang (Contract Stamp of Party B)

May 1, 2017